CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our reports dated December 30, 2008 and February 28, 2009, with respect to the financial statements and financial highlights of The American Independence U.S. Inflation-Indexed Fund and The American Independence International Bond Fund, respectively, appearing in the respective October 31, 2008 and December 31, 2008 Annual Reports to Shareholders, which are incorporated by reference in this Post-Effective Amendment to the Registration on Form N-1A (the “Registration Statement”). We consent to the incorporation by reference in the Registration Statement of the aforementioned reports and to the use of our name as it appears under the caption “Financial Highlights” in the Prospectus and under the captions “Independent Registered Public Accounting Firm and Counsel” and “Financial Statements” in the Statement of Additional Information.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated December 30, 2008, with respect to the financial statements and financial highlights of The NestEgg Target Date Funds appearing in the October 31, 2008 Annual Report to Shareholders, which is incorporated by reference in this Post-Effective Amendment to the Registration on Form N-1A (the “Registration Statement”). We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears under the caption “Financial Highlights” in the Prospectus and under the captions “Independent Registered Public Accounting Firm and Counsel” and “Financial Statements” in the Statement of Additional Information.

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated December 30, 2008, with respect to the financial statements and financial highlights of The American Independence Funds Trust appearing in the October 31, 2008 Annual Report to Shareholders, which is incorporated by reference in this Post-Effective Amendment to the Registration on Form N-1A (the “Registration Statement”). We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears under the caption “Financial Highlights” in the Prospectus and under the captions “Independent Registered Public Accounting Firm and Counsel” and “Financial Statements” in the Statement of Additional Information.